UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CRUMBS BAKE SHOP, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Explanatory Note

Crumbs Bake Shop, Inc. (the “Company”) files this Amendment No. 1 to the definitive proxy statement on Schedule 14A for the annual meeting of stockholders to be held on June 14, 2012 for the purpose of correcting a typographical error in the form of proxy that was attached thereto as Appendix B. At the annual meeting, pursuant to Proposal 3, stockholders as of the Record Date will be asked to ratify the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for fiscal year 2012. The form of proxy erroneously referenced that the appointment was for fiscal year 2013. A revised form of proxy is filed herewith.

APPENDIX B

Proxy Card

This proxy is solicited by the Board of Directors for the annual meeting of stockholders to be held on June 14, 2012

The undersigned stockholder acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, each dated April 27, 2012, and hereby appoints John D. Ireland and Ronda S. Kase, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of Common Stock and/or shares of Series A Voting Preferred Stock of Crumbs Bake Shop, Inc. (the “Company”) at the annual meeting of stockholders of the Company to be held at the offices of Rothstein Kass, 1350 Avenue of the Americas, New York, New York 10019 on Thursday, June 14, 2012, at 1:00 p.m., local time, and at any adjournments or postponements thereof, for the purposes identified on this proxy card and with discretionary authority as to any other matters that may properly come before the annual meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1.

1. Elect the five (5) director nominees named below to serve on the Board of Directors until 2013 and until their successor are duly elected and qualified.

FOR ALL NOMINEES

01 Mark D. Klein

02 Frederick G. Kraegel WITHHOLD AUTHORITY FOR

03 Leonard A. Potter ALL NOMINEES

04 Andrew J. Moger

05 Stephen Z. Fass FOR ALL EXCEPT

(see instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list above. 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including matters incidental to its conduct.

The Board of Directors recommends a vote “FOR” in Proposal 2.

2. Approve an amendment to the Company’s Equity Compensation Plan to increase the maximum number of shares reserved for issuance thereunder.

FOR AGAINST ABSTAIN

The Board of Directors recommends a vote “FOR” in Proposal 3.

3. Ratify the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for 2012.

FOR AGAINST ABSTAIN

The Board of Directors recommends a vote “FOR” in Proposal 4.

4. Authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates if there are insufficient votes present or represented by proxy at the annual meeting to approval the proposals or any of them.

FOR AGAINST ABSTAIN

If this proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1, “FOR” the amendment of the Equity Incentive Plan with respect to Proposal 2, “FOR” the ratification of the appointment of Rothstein Kass with respect to Proposal 3, “FOR” the Board authorization to adjourn and postpone the annual meeting with respect to Proposal 4, and in the discretion of the proxy holders as to any other business that may properly come before the meeting as described in Proposal 5.

Please sign and date on the reverse side.

PLEASE SIGN AND DATE.

Dated , 2012

Signature

Printed Name

Signature

Printed Name

Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on June 14, 2012:

The attached Proxy Statement and Crumbs Bake Shop, Inc.’s Annual Report to Stockholders (including its Annual Report on Form 10-K) for the year ended December 31, 2011 are available at http://www.cstproxy.com/crumbs/2012.